UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 12, 2008
Toll Brothers, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-09186	23-2416878

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

250 Gibraltar Road, Horsham, PA		19044

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (215) 938-8000
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Approval of the Toll Brothers, Inc. CEO Cash Bonus Plan
On March 12, 2008, at the 2008 Annual Meeting of Stockholders of Toll Brothers, Inc. (the “Company”), the Company’s stockholders approved the Toll Brothers, Inc. CEO Cash Bonus Plan (the “CEO Plan”). The CEO Plan replaces the Toll Brothers, Inc. Cash Bonus Plan, which was approved by the Company’s stockholders in 2005.
The CEO Plan is administered by the Executive Compensation Committee of the Board of Directors and its sole participant is Robert I. Toll, the Company’s chief executive officer. The CEO Plan is effective for the Company’s fiscal year ending October 31, 2008 and shall continue unless and until terminated by the Board of Directors.
The CEO Plan provides that a bonus will be paid to the CEO for each Plan Year (which is defined as the Company’s fiscal year) in an amount equal to the sum of (a) 2.0% of the Company’s income before taxes and bonus (as defined in the CEO Plan) and (b) the Plan Year Performance Bonus, and in no event can the bonus payable under the CEO Plan exceed $25,000,000. The Plan Year Performance Bonus is payable to the CEO based on his achievement of pre-established performance goals, which shall be established by the Executive Compensation Committee based on one or more of the business criteria set forth in the CEO Plan and in accordance with the requirements of Section 162(m) of the Internal Revenue Code. The maximum amount that can be awarded as a Plan Year Performance Bonus in any Plan Year cannot exceed the greater of (x) $5,200,000 and (y) 1/10 of 1% of the Company’s consolidated gross revenues for such Plan Year, and the Executive Compensation Committee shall have the discretion to reduce the amount of the Plan Year Performance Bonus if it deems appropriate.
The CEO Plan is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on Schedule 14A in connection with the Company’s 2008 Annual Meeting of Stockholders held on March 12, 2008.
The foregoing description of the CEO Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the CEO Plan, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.
Approval of an Amendment to the Toll Brothers, Inc. Stock Incentive Plan for Employees (2007)
On March 12, 2008, at the 2008 Annual Meeting of Stockholders, the Company’s stockholders also approved an amendment to the Toll Brothers, Inc. Stock Incentive Plan for Employees (2007) (as amended, the “Employee Plan”). The Employee Plan was approved by the Company’s stockholders in 2007.
The amendment to the Employee Plan will permit the issuance of (1) stock appreciation rights (SARs), (2) restricted stock units (RSUs), and (3) either stock awards or RSUs on terms and conditions that would qualify such issuance as “performance based” compensation for purposes of Section 162(m) of the Internal Revenue Code. The Employee Plan will continue to be administered by the Executive Compensation Committee of the Board of Directors of the Company. All employees of the Company or its affiliates (including employees who are members of the Board of Directors or of a board of directors of any affiliate) are eligible under the terms of the Employee Plan to receive stock options, SARs, stock awards, RSUs and performance-based stock awards and RSUs.

The aggregate maximum number of shares of the Company’s common stock issuable under the Employee Plan is ten million shares, of which no more than three million shares shall be available for granting stock awards and RSUs, subject to adjustment in the event there is a reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, or similar transaction with respect to the common stock. No issuance may be made under the Employee Plan after December 13, 2016.
The amendment to the Employee Plan is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on Schedule 14A in connection with the Company’s 2008 Annual Meeting of Stockholders held on March 12, 2008.
The foregoing description of the amendment to the Employee Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment to the Employee Plan, a copy of which is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference.
Approval of Plan Amendments to Authorize a Stock Option Exchange Program for Employees other than Executive Officers and Directors
On March 12, 2008, at the 2008 Annual Meeting of Stockholders, the Company’s stockholders also approved amendments to the Employee Plan and the Toll Brothers, Inc. Stock Incentive Plan (1998) (the “1998 Plan”), which was originally approved by stockholders in 1998, to authorize a stock option exchange program for employees other than executive officers and directors.
The plan amendments provide that the Executive Compensation Committee may effect an option exchange program (the “Option Exchange Program”), to be commenced through one or more option exchange offers prior to March 12, 2009, provided that in no event may more than one offer to exchange be made for any outstanding option. Employees of the Company, other than directors and executive officers (as defined in Rule 3b-7 under the Securities Exchange Act of 1934, as amended), would be eligible to participate in the Option Exchange Program. Options eligible for the Option Exchange Program would be those options where, as of a date specified by the terms of any exchange offer (which date shall be not more than ten business days prior to any exchange offer), the fair market value per share of the shares of common stock underlying the option is 75% or less of the per share exercise price of the option.
Under the Option Exchange Program, eligible employees will be offered the opportunity to exchange eligible options (the “Surrendered Options”) for new options (the “New Options”), as follows: (1) each New Option shall have a “value” (determined in accordance with a generally accepted option valuation method as of a date prior to the commencement of any exchange offer) equal to the value of the Surrendered Option; (2) the Executive Compensation Committee shall determine an exchange ratio for the Option Exchange Program consistent with the foregoing pursuant to which (a) each New Option shall represent the right to purchase fewer Option Shares than the Option Shares underlying the Surrendered Option, and (b) the per share exercise price of each New Option shall be not less than the fair market value of a share of Common Stock on the date of issuance of the New Option; (3) each Surrendered Option or portion thereof that is fully vested shall be exchanged for a New Option or portion thereof that is fully vested, and each Surrendered Option or portion thereof that is unvested shall be exchanged for a New Option or portion thereof with a vesting schedule that is the same as the Surrendered Option; and (4) each New Option shall have the same expiration date as the Surrendered Option. All other material terms of each New Option shall be substantially similar to the

Surrendered Option exchanged therefor. The Executive Compensation Committee shall be permitted to determine additional terms, restrictions or requirements relating to the Option Exchange Program.
The amendments to the Employee Plan and the 1998 Plan are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on Schedule 14A in connection with the Company’s 2008 Annual Meeting of Stockholders held on March 12, 2008.
The foregoing description of the amendments to the Employee Plan and the 1998 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of (a) the amendment to the Employee Plan, a copy of which is filed as Exhibit 10.3 to this Current Report and is incorporated herein by reference, and (b) the amendment to the 1998 Plan, a copy of which is filed as Exhibit 10.4 to this Current Report and is incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(c). Exhibits.
     The following Exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit
No.	Item

10.1	Toll Brothers, Inc. CEO Cash Bonus Plan (incorporated by reference to Addendum A to Toll Brothers, Inc.’s definitive proxy statement on Schedule 14A for the Toll Brothers, Inc. 2008 Annual Meeting of Stockholders held on March 12, 2008)

10.2	Amendment to the Toll Brothers, Inc. Stock Incentive Plan for Employees (2007) effective as of December 12, 2007 (incorporated by reference to Addendum B to Toll Brothers, Inc.’s definitive proxy statement on Schedule 14A for the Toll Brothers, Inc. 2008 Annual Meeting of Stockholders held on March 12, 2008)

10.3*	Amendment to the Toll Brothers, Inc. Stock Incentive Plan for Employees (2007) effective as of December 12, 2007 is filed herewith

10.4*	Amendment to the Toll Brothers, Inc. Stock Incentive Plan (1998) effective as of December 12, 2007 is filed herewith

*	Filed electronically herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLL BROTHERS, INC.

Dated: March 18, 2008	By: Joseph R. Sicree

Joseph R. Sicree
Senior Vice President,
Chief Accounting Officer

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